--------------------------------------------------------------------------------
 SUMMARY OF INSURANCE                                     Prepared:     03/23/00
--------------------------------------------------------------------------------
 For:          Vista Vacations Int'l., Inc.                  The Mack Group Inc.
               Teri Nadler                         1900 NW Corporate Blvd. #110W
               5653 NW 29th Street                          Boca Raton, FL 33431
               Margate, FL 33063                                    561-998-1570
               954-752-4770

------------------------------------------------------------------------------------------------------------------------------------
Coverage                    Amount              Company                 Policy No       Eff       Exp      Premium
------------------------------------------------------------------------------------------------------------------------------------

Commercial Application                          Preferred National Ins. 73895B         02/03/00  02/03/01  $1100.06
                                                Co.

Premise    1
Building 1
5653 NW 29th Street
Margate, FL 33063


Property                                        Preferred National Ins. 73895B        02/03/00  02/03/01  Included
                                                Co.

Premises 1  Building   1
   Contents               $87,500
Coins %        90
Valuation      RC
Cause of Loss  Special
Deductible     500
Business Income w/
        Extra Expense    $10,000
Included Rental value
   EDP                    $6,000
Coins %       100
Valuation     RC
Cause of Loss Special
Deductible    250


General Liability                               Preferred National Ins.  73895B       02/03/00  02/03/01  Included
                                                Co.

 Occurrence

General Aggregate                 1,000,000
Products/Completed Oper. Aggr.    Excluded
Personal & Advertising Injury     1,000,000
Each Occurrence                   1,000,000
Fire Damage (Any One Fire)           50,000
Medical Expense (Any One Person)      5,000
Non-owned Auto                     $100,000

Professional Liability                          Preferred National Ins.  65332       02/03/00  02/03/01  $2,320.00
                                                Co.
Retroactive Date: 02/03/99
Limit of Liability
Each Wrongful Acts               $1,000,000
Annual Aggregate                 $1,000,000
Deductible                       $2,500.00


                                      248

Package & Professional Liability policies are being finance by Premium Assignment Corp. (800-342-0991)
Account # 455971
# of installments: 10
Monthly payment: $274.82
First payment due on 3/03/00



Workers Compensation                            Comp Option     XS21-UB-271D978-6-00  02/18/00  02/18/01  $1970.00
Bodily  injury by Accident (each  accident  100,000
Bodily Injury by Disease (policy Limit)     500,000
Bodily Injury by Disease (each employee)    100,000

Classifications
Clerical Office Employees NOC
Code: 8810/Rate: .59
Total Estimates Payroll           300,000


Seller of Travel Bond                           Security Bond Associates    29933     01/25/00  01/25/01  $200.00
Bond Limit                                $10,000


Health                                         American Medical Security   Group      06/01/99  06/01/00*
                                                                          # 4200-019852
Schedule of Premium 00
$15.00 POS

Schedule Classification                        Monthly rate per Subscriber

Hickman, Jean                                  $272.54
Hickman, Keith                                 $114.96
Nadler, Rachel                                 $193.76
Grafflin, Trevor                               $114.96
Torrealba, Alic                                $200.18



                                      249